                                                                   EXHIBIT 23.1


                               ARTHUR ANDERSEN LLP


                                                            Arthur Andersen LLP
                                                            Suite 1800
                                                            200 Public Square
                                                            Cleveland, OH  44114


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report (and to all reference to our Firm) incorporated by reference in this registration statement.


                                                   ARTHUR ANDERSEN LLP


Cleveland, Ohio
May 10, 1999